Exhibit 10.14

ALLONGE NO. 1 TO SECURED NOTE ISSUED DECEMBER 31, 2014

This Allonge No. 1 to Secured Note (“Allonge”) is made as of this 21st day of September, 2015, by Be Active Holdings, Inc., a Delaware corporation (“Borrower”) to Sandor Capital Master Fund (“Lender”).  This Allonge is being issued pursuant to a Consent, Waiver and Modification Agreement dated on or about the date of this Allonge, the terms of which are incorporated herein by this reference.  Reference is hereby made to that certain Secured Note issued by Borrower to Lender dated December 31, 2014 (“Note”).  Capitalized terms used in this Allonge not otherwise defined herein shall have the meanings ascribed to such terms in the Note.   Except as amended hereby, the terms of the Note remain as originally stated.

The principal amount as stated on the face of the Note shall be increased by $90,000 (“Allonge Principal”) over and above any amounts outstanding immediately prior to the date of this Allonge.   This increase to the principal amount due and owing on the Note described herein notwithstanding, Lender does not waive interest that may have accrued at a default rate of interest and liquidated damages, if any, that may have accrued on the Note through the date of this Allonge, which default interest and liquidated damages, if any, remain outstanding and payable.

The Maturity Date with respect to all amounts outstanding immediately prior to the effectiveness of this Allonge shall remain unchanged as the Maturity Date set forth in the Note, subject to acceleration as set forth in the Note.  The Maturity Date with respect to the Allonge Principal shall be September 30, 2016.  Interest on the Allonge Principal will accrue at an annual rate of 10% until the Required Minimum has been reserved as described in Section 4 of the Consent, Waiver and Modification Agreement and will thereafter cease to accrue.

IN WITNESS WHEREOF, this Allonge is executed as of the date written above.

BE ACTIVE HOLDINGS, INC.

By: /s/ David J. Woflson
    David J. Wolfson
    CFO

ALLONGE NO. 1 TO SECURED NOTE ISSUED DECEMBER 31, 2014

This Allonge No. 1 to Secured Note (“Allonge”) is made as of this 21st day of September, 2015, by Be Active Holdings, Inc., a Delaware corporation (“Borrower”) to Alpha Capital Anstalt (“Lender”).  This Allonge is being issued pursuant to a Consent, Waiver and Modification Agreement dated on or about the date of this Allonge, the terms of which are incorporated herein by this reference.  Reference is hereby made to that certain Secured Note issued by Borrower to Lender dated December 31, 2014 (“Note”).  Capitalized terms used in this Allonge not otherwise defined herein shall have the meanings ascribed to such terms in the Note.   Except as amended hereby, the terms of the Note remain as originally stated.

The principal amount as stated on the face of the Note shall be increased by $85,000 (“Allonge Principal”) over and above any amounts outstanding immediately prior to the date of this Allonge.   This increase to the principal amount due and owing on the Note described herein notwithstanding, Lender does not waive interest that may have accrued at a default rate of interest and liquidated damages, if any, that may have accrued on the Note through the date of this Allonge, which default interest and liquidated damages, if any, remain outstanding and payable.

The Maturity Date with respect to all amounts outstanding immediately prior to the effectiveness of this Allonge shall remain unchanged as the Maturity Date set forth in the Note, subject to acceleration as set forth in the Note.  The Maturity Date with respect to the Allonge Principal shall be September 30, 2016.  Interest on the Allonge Principal will accrue at an annual rate of 10% until the Required Minimum has been reserved as described in Section 4 of the Consent, Waiver and Modification Agreement and will thereafter cease to accrue.

IN WITNESS WHEREOF, this Allonge is executed as of the date written above.

BE ACTIVE HOLDINGS, INC.

By: /s/ David J. Wolfson
    David J. Wolfson
    CFO

ALLONGE NO. 1 TO SECURED NOTE ISSUED DECEMBER 31, 2014

This Allonge No. 1 to Secured Note (“Allonge”) is made as of this 21st day of September, 2015, by Be Active Holdings, Inc., a Delaware corporation (“Borrower”) to Barry Honig (“Lender”).  This Allonge is being issued pursuant to a Consent, Waiver and Modification Agreement dated on or about the date of this Allonge, the terms of which are incorporated herein by this reference.  Reference is hereby made to that certain Secured Note issued by Borrower to Lender dated December 31, 2014 (“Note”).  Capitalized terms used in this Allonge not otherwise defined herein shall have the meanings ascribed to such terms in the Note.   Except as amended hereby, the terms of the Note remain as originally stated.

The principal amount as stated on the face of the Note shall be increased by $30,000 (“Allonge Principal”) over and above any amounts outstanding immediately prior to the date of this Allonge.   This increase to the principal amount due and owing on the Note described herein notwithstanding, Lender does not waive interest that may have accrued at a default rate of interest and liquidated damages, if any, that may have accrued on the Note through the date of this Allonge, which default interest and liquidated damages, if any, remain outstanding and payable.

The Maturity Date with respect to all amounts outstanding immediately prior to the effectiveness of this Allonge shall remain unchanged as the Maturity Date set forth in the Note, subject to acceleration as set forth in the Note.  The Maturity Date with respect to the Allonge Principal shall be September 30, 2016.  Interest on the Allonge Principal will accrue at an annual rate of 10% until the Required Minimum has been reserved as described in Section 4 of the Consent, Waiver and Modification Agreement and will thereafter cease to accrue.

IN WITNESS WHEREOF, this Allonge is executed as of the date written above.

BE ACTIVE HOLDINGS, INC.

By: /s/ David J. Wolfson
    David J. Wolfson
    CFO

ALLONGE NO. 1 TO SECURED NOTE ISSUED DECEMBER 31, 2014

This Allonge No. 1 to Secured Note (“Allonge”) is made as of this 21st day of September, 2015, by Be Active Holdings, Inc., a Delaware corporation (“Borrower”) to Brio Capital Master Fund(“Lender”).  This Allonge is being issued pursuant to a Consent, Waiver and Modification Agreement dated on or about the date of this Allonge, the terms of which are incorporated herein by this reference.  Reference is hereby made to that certain Secured Note issued by Borrower to Lender dated December 31, 2014 (“Note”).  Capitalized terms used in this Allonge not otherwise defined herein shall have the meanings ascribed to such terms in the Note.   Except as amended hereby, the terms of the Note remain as originally stated.

The principal amount as stated on the face of the Note shall be increased by $35,000 (“Allonge Principal”) over and above any amounts outstanding immediately prior to the date of this Allonge.   This increase to the principal amount due and owing on the Note described herein notwithstanding, Lender does not waive interest that may have accrued at a default rate of interest and liquidated damages, if any, that may have accrued on the Note through the date of this Allonge, which default interest and liquidated damages, if any, remain outstanding and payable.

The Maturity Date with respect to all amounts outstanding immediately prior to the effectiveness of this Allonge shall remain unchanged as the Maturity Date set forth in the Note, subject to acceleration as set forth in the Note.  The Maturity Date with respect to the Allonge Principal shall be September 30, 2016.  Interest on the Allonge Principal will accrue at an annual rate of 10% until the Required Minimum has been reserved as described in Section 4 of the Consent, Waiver and Modification Agreement and will thereafter cease to accrue.

IN WITNESS WHEREOF, this Allonge is executed as of the date written above.

BE ACTIVE HOLDINGS, INC.

By: /s/ David J. Wolfson
    David J. Wolfson
    CFO

ALLONGE NO. 1 TO SECURED NOTE ISSUED DECEMBER 31, 2014

This Allonge No. 1 to Secured Note (“Allonge”) is made as of this 21st day of September, 2015, by Be Active Holdings, Inc., a Delaware corporation (“Borrower”) to JSL Kids Partners (“Lender”).  This Allonge is being issued pursuant to a Consent, Waiver and Modification Agreement dated on or about the date of this Allonge, the terms of which are incorporated herein by this reference.  Reference is hereby made to that certain Secured Note issued by Borrower to Lender dated December 31, 2014 (“Note”).  Capitalized terms used in this Allonge not otherwise defined herein shall have the meanings ascribed to such terms in the Note.   Except as amended hereby, the terms of the Note remain as originally stated.

The principal amount as stated on the face of the Note shall be increased by $10,000 (“Allonge Principal”) over and above any amounts outstanding immediately prior to the date of this Allonge.   This increase to the principal amount due and owing on the Note described herein notwithstanding, Lender does not waive interest that may have accrued at a default rate of interest and liquidated damages, if any, that may have accrued on the Note through the date of this Allonge, which default interest and liquidated damages, if any, remain outstanding and payable.

The Maturity Date with respect to all amounts outstanding immediately prior to the effectiveness of this Allonge shall remain unchanged as the Maturity Date set forth in the Note, subject to acceleration as set forth in the Note.  The Maturity Date with respect to the Allonge Principal shall be September 30, 2016.  Interest on the Allonge Principal will accrue at an annual rate of 10% until the Required Minimum has been reserved as described in Section 4 of the Consent, Waiver and Modification Agreement and will thereafter cease to accrue.

IN WITNESS WHEREOF, this Allonge is executed as of the date written above.

BE ACTIVE HOLDINGS, INC.

By: /s/ David J. Wolfson
    David J. Wolfson
    CFO

ALLONGE NO. 1 TO SECURED NOTE ISSUED DECEMBER 31, 2014

This Allonge No. 1 to Secured Note (“Allonge”) is made as of this 21st day of September, 2015, by Be Active Holdings, Inc., a Delaware corporation (“Borrower”) to Palladium Capital Advisors LLC (“Lender”).  This Allonge is being issued pursuant to a Consent, Waiver and Modification Agreement dated on or about the date of this Allonge, the terms of which are incorporated herein by this reference.  Reference is hereby made to that certain Secured Note issued by Borrower to Lender dated December 31, 2014 (“Note”).  Capitalized terms used in this Allonge not otherwise defined herein shall have the meanings ascribed to such terms in the Note.   Except as amended hereby, the terms of the Note remain as originally stated.

The principal amount as stated on the face of the Note shall be increased by $25,000 (“Allonge Principal”) over and above any amounts outstanding immediately prior to the date of this Allonge.   This increase to the principal amount due and owing on the Note described herein notwithstanding, Lender does not waive interest that may have accrued at a default rate of interest and liquidated damages, if any, that may have accrued on the Note through the date of this Allonge, which default interest and liquidated damages, if any, remain outstanding and payable.

The Maturity Date with respect to all amounts outstanding immediately prior to the effectiveness of this Allonge shall remain unchanged as the Maturity Date set forth in the Note, subject to acceleration as set forth in the Note.  The Maturity Date with respect to the Allonge Principal shall be September 30, 2016.  Interest on the Allonge Principal will accrue at an annual rate of 10% until the Required Minimum has been reserved as described in Section 4 of the Consent, Waiver and Modification Agreement and will thereafter cease to accrue.

IN WITNESS WHEREOF, this Allonge is executed as of the date written above.

BE ACTIVE HOLDINGS, INC.

By: /s/ Sam Pugliese
    Sam Pugliese
    President